                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            TRANSOCEAN OFFSHORE INC.
                (Name of Registrant as Specified in Its Charter)
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No Fee Required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.   Title of each class of securities to which transaction applies:

2.   Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.   Proposed maximum aggregate value of transaction:

5.   Total Fee Paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount Previously Paid:

2.   Form, Schedule or Registration Statement No.:

3.   Filing Party:

4.   Date Filed:

Transocean Sedco Forex                                           November 1999

                     The World's Leading Offshore Driller

[Photograph of the drillship Discoverer Enterprise]

[Photograph of the Sedco Express-class semisubmersible Sedco Express]


                         Victor E. Grijalva, Chairman
           J. Michael Talbert, President and Chief Executive Officer Robert L. Long, Executive Vice President and Chief Financial Officer


                                   SLIDE - 1

                             Disclosure Statement
===============================================================================
Transocean Offshore has filed a registration statement with the U.S. Securities and Exchange Commission relating to the proposed merger with Sedco Forex and the Transocean Offshore ordinary shares to be issued in the merger. The registration statement contains a proxy statement/prospectus dated October 27, 1999 that was first mailed to shareholders on or about November 8, 1999. This presentation is qualified by reference to that joint proxy statement/prospectus of Transocean Offshore and Schlumberger. This presentation does not contain all the information that is important to you in deciding how to vote with respect to the matters covered by the joint proxy statement/prospectus. All shareholders should read the joint proxy statement/prospectus, the materials that are incorporated by reference and the other public filings of Transocean Offshore and Schlumberger, before making and voting decisions with regard to the proposed merger and other matters covered by the joint proxy statement/prospectus. The registration statement, the joint proxy statement/prospectus and other public filings of Transocean Offshore and Schlumberger are available free of charge at the SEC's website at www.sec.gov. In addition, copies of Transocean's publicly filed materials are available free of charge by contacting Jeff Chastain, Transocean's Director of Investor Relations and Communications, at 713-232-7551. This presentation is not an offer to sell or the solicitation of an offer to buy any securities of Transocean Offshore.

                                                         Transocean Sedco Forex

                                   SLIDE - 2

                             Disclosure Statement
===============================================================================

During the course of this presentation, certain forward-looking statements will be made regarding such matters as the prospects for the company, the profile of the company following the proposed merger with Sedco Forex, financial performance, capital expenditures, debt levels and other balance sheet information, rig utilization, contract backlog, dayrates and other statements that are not historical facts. It is inherently difficult to make predictions in a cyclical industry. In addition, these forward looking statements are based upon certain assumptions and subject to certain risks and uncertainties, such as the prices of crude oil and natural gas, the level of exploration and production activity by our customers, the closing of the proposed merger with Sedco Forex, the completion of construction projects and other risks and uncertainties identified in our Form 10-Ks and other filings with the Securities Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. The company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Please refer to the "Disclosure Regarding Forward-looking Statements" section of the joint proxy statement/prospectus (page 31) and "Sedco Forex Management's Discussion and Analysis of Financial Condition and Results of Operations" of that document (page 94) for a fuller discussion of the factors that could cause actual results to differ from expectations. Please also refer to the "Risk Factors" section of the joint proxy statement/prospectus at page 33 for a discussion of Risk Factors that should be considered in connection with a vote on the matters covered by the joint proxy statement/prospectus.
                                                         Transocean Sedco Forex

                                   SLIDE - 3

                        Transocean And Sedco Forex Have
                         Agreed To A Merger Of Equals
===============================================================================

RIG Shares Issued To
 SLB Shareholders ..........109 Million (52% Of Post-Transaction Shares)
Pro Forma Equity Market
 Cap At $31/Share ..........$6.5 Billion
Debt Assumed At Closing
 (12/31/99) ................$435 Million, Subject To Adjustments
Accounting Treatment .......Purchase
Accounting Acquiror ........Sedco Forex
Surviving Legal Entity .....Transocean (Cayman Islands Corporation)
Tax Treatment ..............Tax-Free Reorganization
Listing ....................RIG Will Continue To Trade On NYSE
Board Representation .......Five Designated by Schlumberger
                            Five Designated By Transocean
Estimated Closing ..........December 31, 1999

 Schlumberger Will Have No Ongoing Ownership Interest In Transocean Sedco Forex

                                                         Transocean Sedco Forex


                                   SLIDE - 4

                  Senior management of Transocean Sedco Forex
===============================================================================

                                                     Board Of Directors
                                                    Victor E. Grijalva
                                                         Chairman
                                                              |
                                                     J. Michael Talbert
                                                        President And
                                                   Chief Executive Officer
                                                              |
       _______________________________________________________________________________________________________________
      |                  |        |                 |        |                    |      |                            |
Dennis Heagney           | Jean Cahuzac             | Robert Long                 | Jon Cole                  Donald Ray
Executive Vice President | Executive Vice President,| Executive Vice President    | Executive Vice President, Senior Vice President,
Operations               | Operations               | And Chief Financial Officer | Marketing                 Technical Services
(Asia And The Americas)  | (Europe, ME And Africa)  |                             |
                         |                          |                             |
                         |                          |                             |
                 ----------------         -----------------------           ---------------
                 Eric Brown               Barbara Koucouthakis              David Mullen
                 Vice President,          Vice President,                   Vice President,
                 General Counsel          Information Systems And           Human Resources
                 And Secretary            Comm. Tech.


                                                         Transocean Sedco Forex
                                   SLIDE - 5

                    Schlumberger's Spin-Off of Sedco Forex
                                 The Rationale
===============================================================================
*Continuation of a long-term strategy

      -focus on the reservoir via advanced integrated solutions

              Integrated               }     -Reservoir evaluation
              Reservoir optimization   }     -Reservoir development
                                       }     -Reservoir management

      -value-added growth through internal R&D programs ($400 M/year) and through acquisitions

*Participate in the creation of the largest offshore drilling contractor
                        -a drilling powerhouse
      -SLB shareholders to benefit
      -allows for development of proprietary technology

*Transocean Offshore - a unique merger partner
      -seen as best in business
      -similar business focus
      -strategic fit -fleet, technical and geographical

                                                         Transocean Sedco Forex
                                   SLIDE - 6

                              Business Rationale

[Photograph of the drillship Discoverer Enterprise]

[Photograph of the semisubmersible Transocean Richardson]

[Photograph of the semisubmersible Sedco 710]

[Photograph of the semisubmersible Sovereign Explorer]



                                                         Transocean Sedco Forex
                                   SLIDE - 7

                       Business Rationale For the Merger
===============================================================================

*We are Creating:
      -The Largest Offshore Driller - Number Of Offshore Rigs, Floating Rigs,
       Deepwater Rigs



                                                         Transocean Sedco Forex
                                   SLIDE - 8

                       Merger Creates Clear World Leader
                           In Offshore Mobile Units
===============================================================================

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART ON THIS SLIDE]

Company                         Floaters        Jackups        Other       Total
-------                         --------        -------        -----       -----
Transocean Sedco Forex             53             17             4           74
R&B Falcon                         23             42             8           73
Noble Drilling                     12             32             3           47
ENSCO                               1             37             9           47
Diamond Offshore                   31             15             0           46
Pride International                 9             18            13           40
Global Marine                      11             23             1           35
Santa Fe Drilling                   3             23             0           26
Rowan Companies                     1             23             0           24

Source:  ODS


                                                         Transocean Sedco Forex
                                   SLIDE - 9

                        . . . Particularly In Deepwater
===============================================================================

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART ON THIS SLIDE]

Number of Deepwater Rigs By Water Depth Capability

Company                             3,000'-4,999'    5,000'-6,999'    7,000'+
-------                             -------------    -------------    -------
Transocean Sedco Forex                   10                 3             9
R&B Falcon                                4                 2            10
Diamond Offshore                          7                 4             2
Noble Drilling                            2                 7             1
Pride International                       5                 0             2
Global Marine                             1                 1             3

Source:  ODS

                                                         Transocean Sedco Forex
                                   SLIDE - 10

                        Worldwide Deepwater Discoveries
                      Water Depth Greater Than 3,000 Feet
===============================================================================

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART ON THIS SLIDE]

Billion Barrels Of Equivalent (in approximate numbers)

    .26     .46   1.60    .26   .74   .33   .51   .08    .38   1.67    .24  2.82
   ----    ----   ----   ----  ----  ----  ----  ----   ----   ----   ----  ----
   1985    1986   1987   1988  1989  1990  1991  1992   1993   1994   1995  1996

   3.11    3.33   4.34
   ----    ----   ----
   1997    1998   1999



                                                         Transocean Sedco Forex

                                   SLIDE - 11

                       Business Rationale For The Merger
===============================================================================

* We Are Creating:

      -The Largest Offshore Driller - Number Of Offshore Rigs, Floating Rigs,
       Deepwater Rigs

      -With Worldwide Market Presence - U.K., Norway, GOM, Brazil, Africa,
       Asia, Middle East/FSU




                                                         Transocean Sedco Forex
                                   SLIDE - 12

                           Worldwide Market Presence
===============================================================================

[WORLD MAP WITH THE FOLLOWING TEXTUAL PRESENTATIONS SUPERIMPOSED:

U.S. Gulf - 12 Rigs            U.K. And Europe - 16 Rigs         Norway - 6 Rigs
-------------------            -------------------------         ---------------
8 Semis                        14 Semis                          6 Semis
4 Drillships                   2 Jackups

Caspian - 1 Rig                Southeast Asia - 12 Rigs          India - 2 Rigs
---------------                ------------------------          --------------
1 Jackup                       4 Semis                           1 Drillship
                               1 Drillship                       1 Jackup
                               5 Jackups
                               2 Tenders

Egypt, Mid East, Med - 5 Rigs                   South And West Africa - 13 Rigs
-----------------------------                   -------------------------------
1 Semi                                          7 Semis
4 Jackups                                       4 Jackups
                                                2 Tenders

Brazil - 6 Rigs                       Australia - 1 Rig
---------------                       -----------------
5 Semis                               1 Semi
1 Drillship]

              #1 or #2 Floater Contractor In All Operating Regions
               #1 MODU Contractor In 5 Out Of 7 Operating Regions




                                                         Transocean Sedco Forex
                                   SLIDE - 13

                           Worldwide Market Presence
===============================================================================

[WORLDWIDE MAP WITH THE FOLLOWING LOCATIONS NOTED:

St. Johns, Houston, Brazil, Spain, Paris, Brest, Nigeria, U.K., Norway, Egypt, Cameroon, Congo, Angola, Denmark, S. Africa, Germany, Holland, Azerbaijan, Dubai, India, Malaysia, Singapore, Indonesia, Thailand, Vietnam, Australia, Brunei]

                                                         Transocean Sedco Forex
                                   SLIDE - 14

                       Business Rationale For The Merger
===============================================================================

*We Are Creating:

      -The Largest Offshore Driller - Number Of Offshore Rigs,
       Floating Rigs, Deepwater Rigs

      -With Worldwide Market Presence - U.K., Norway, GOM,
       Brazil, Africa, Asia, Middle East/FSU

      -A History Of Technical Leadership - Engineering
       Innovation and Deepwater Operating Expertise


                                                         Transocean Sedco Forex
                                   SLIDE - 15

                       History Of Engineering Innovation
===============================================================================

*Transocean
      -First Offshore Jackup Drilling Rig
      -First Turret-Moored Drillship
      -First Fourth Generation Semisubmersible
      -First Dual Activity Drilling Rig

*Sedco Forex
      -First Semisubmersible Drilling Rig
      -First Dynamically Positioned Drillship, Designed For Exploration -First Dynamically Positioned Semisubmersible
      -First Sedco Express-Class 5th Generation Semisubmersible


                                                         Transocean Sedco Forex
                                   SLIDE - 16

                      . . . And Ultra-Deepwater Expertise
===============================================================================

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART ON THIS SLIDE]

Wells Drilled

Company                   5,000'-6,000'   6,000'-7,000'   Greater than 7,000'
-------                   -------------   -------------   -------------------

Transocean Sedco Forex         34              24                 4
Noble Drilling                  5               1                 2
Diamond Offshore                5               2                 1
Global Marine                   2               0                 1
R&B Falcon                      2               0                 1
Other                           1               1                 0


Source: Offshore Data Services, results through September 1999

                                                         Transocean Sedco Forex
                                   SLIDE - 17

                       Business Rationale For The Merger
===============================================================================

*We Are Creating:

      -The Largest Offshore Driller - Number Of Offshore Rigs,
       Floating Rigs, Deepwater Rigs

      -With Worldwide Market Presence - U.K., Norway, GOM,
       Brazil, Africa, Asia, Middle East/FSU

      -A History Of Technical Leadership -
       Engineering Innovation and Deepwater Operating Expertise

     - Unmatched Financial Strength - Balance Sheet, Cash
       Flow Generation Capacity

                                                         Transocean Sedco Forex
                                   SLIDE - 18

                              Financial Strength
===============================================================================

*Strong Balance Sheet
      -Debt To Total Capitalization Projected To Be
       Approximately 25% After The Merger
      -Reduced Cost Of Capital
      -Flexibility To Initiate And Control Future Acquisition And
       Expansion Opportunities

*High Cash Flow Generation Capability
      -Combined Proforma 1998 EBITDA Of $1.1 Billion

                                                         Transocean Sedco Forex
                                   SLIDE - 19

                       Business Rationale For The Merger
===============================================================================

*We Are Creating:

      -The largest Offshore Driller - Number Of Offshore Rigs,
       Floating Rigs, Deepwater Rigs

      -With Worldwide Market Presence - U.K., Norway, GOM,
       Brazil, Africa, Asia, Middle East/FSU

      -A History Of Technical Leadership - Engineering
       Innovation and Deepwater Operating Expertise

      -Unmatched Financial Strength - Balance Sheet, Cash
       Flow Generation Capacity

      -A Unique Investment Vehicle - Superior Trading Liquidity,
       Tremendous Operating Leverage


                                                         Transocean Sedco Forex
                                   SLIDE - 20

                    Public Float Will Be Much Greater Than
                            Other Contract Drillers
===============================================================================

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART ON THIS SLIDE]

Market Equity Capitalization At November 19, 1999

Company                                      Billions of Dollars
-------                                      -------------------

Transocean Sedco Forex                               6.5
Diamond Offshore                                     4.8
Noble Drilling                                       3.8
ENSCO                                                3.2
Global Marine                                        2.9
Santa Fe Drilling                                    2.8
R&B Falcon                                           2.7
Rowan Companies                                      1.6
Marine Drilling                                      1.0
Pride International                                  0.9

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART ON THIS SLIDE]

Public Float at November 19, 1999

Company                                      Billions of Dollars
-------                                      -------------------

Transocean Sedco Forex                               6.3
Diamond Offshore                                     2.2
Noble Drilling                                       3.7
ENSCO                                                3.0
Global Marine                                        2.8
Santa Fe Drilling                                    1.3
R&B Falcon                                           2.6
Rowan Companies                                      1.6
Marine Drilling                                      1.0
Pride International                                  0.7

                                                         Transocean Sedco Forex

                                   SLIDE - 21

                Merger Creates Fourth Largest Oil Service Company
================================================================================

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART ON THIS SLIDE]

Equity Market Capitalization At November 19, 1999


Company                                      Billions of Dollars
-------                                      -------------------
Schlumberger                                          36.3
Halliburton                                           18.6
Baker Hughes                                           8.9
Transocean Sedco Forex                                 6.5
Diamond Offshore                                       4.8
Weatherford                                            3.9
Noble                                                  3.8
Nabors                                                 3.2
Transocean                                             3.1
Global Marine                                          2.9

                                                          Transocean Sedco Forex

                                   SLIDE - 22

 Offshore Drillers Significantly Outperformed "Large Caps" When Market Tightened
================================================================================
[LINE GRAPH DISPLAYING A COMPARISON OF SHARE PRICE PERFORMANCE MEASURED FROM JANUARY 1, 1994 OF (1) AN INDEX COMPOSED OF BAKER HUGHES, HALLIBURTON AND SCHLUMBERGER, (2) AN INDEX COMPOSED OF OFFSHORE DRILLING COMPANIES COMPILED BY SIMMONS & COMPANY INTERNATIONAL AND (3) TRANSOCEAN OFFSHORE INC.]

                                                          Transocean Sedco Forex

                                   SLIDE - 23

                   Merger Creates A Unique Investment Vehicle
================================================================================


[THE FOLLOWING TABLES WERE REPRESENTED AS BAR CHARTS ON THIS SLIDE]

1998 EBITDA

Company                                 Millions Of Dollars
-------                                 -------------------
Schlumberger(1)                                1,803
Halliburton                                    1,770
Transocean Sedco Forex(2)                      1,079
Baker Hughes                                   1,058


1998 Net Income

Company                                 Millions Of Dollars
-------                                 -------------------
Schlumberger(1)                                1,053
Halliburton                                      965
Transocean Sedco Forex(2)                        662
Baker Hughes                                     138


1998 Cash Flow

Company                                 Millions Of Dollars
-------                                 -------------------
Schlumberger(1)                                2,064
Halliburton                                    1,552
Transocean Sedco Forex(2)                        943
Baker Hughes                                     896

-------------
(1) Schlumberger results exclude Sedco Forex.

(2) Proforma.


                                                          Transocean Sedco Forex


                                   SLIDE - 24

                   Merger Creates A Unique Investment Vehicle
================================================================================


    o  Significantly Greater Float Than Other Offshore Drillers

    o  Greater Operating Leverage Than Other Large Cap Oil Service Companies

    o  Solid Investment Grade Rating

    o  Tax - Advantaged Structure


                   The Transocean Sedco Forex Merger Creates
                      A Unique Risk/Reward Opportunity In
                         The Oil Field Services Sector



                                                          Transocean Sedco Forex



                                   SLIDE - 25

                           Business Rationale Summary
================================================================================

                   Transocean Sedco Forex's Goal Is To Be The
                   Offshore Drilling Contractor Of First Choice:


                           - For Customers

                           - For Investors

                           - For Employees



                                                          Transocean Sedco Forex


                                   SLIDE - 26

                     Why Own Transocean Sedco Forex Today?
================================================================================

         o Worldwide Hydrocarbon Demand Growth Is Accelerating

         o Worldwide Depletion Rates Continue To Erode The Production Base

         o Non-OPEC Supply Response Has Been Minimal Due To Decline In E&P Capital Spending

         o OPEC Quota Discipline Appears Strong

         o Worldwide Inventories Approaching Low Levels

         o Technology Advances Have Created Spending Treadmill

         o Strong Rebound In E&P Cash Flows

         o E&P Capital Spending Expected To Be Up Next Year

                                                          Transocean Sedco Forex

                                   SLIDE - 27

                                Financial Review
================================================================================


[Photograph of the drillship Discoverer Enterprise]

[Photograph of the semisubmersible Transocean Richardson]

[Photograph of the semisubmersible Sedco 710]

[Photograph of the semisubmersible Sovereign Explorer]



                                    SLIDE - 28

                               Financial Overview
===============================================================================

o    Combined Pro Forma Financials
     - Starting Balance Sheet
     - Pro Forma Results For 1998/1999 Through June

o    Expectations - Guiding Wall Street

o    Near-term Outlook
     - Contract Status
     - Contracted Backlog
     - Capex Program
     - Resulting Debt




                                                          Transocean Sedco Forex

                                   SLIDE - 29

                       Forecast Combined Balance Sheet(1)
                             (At December 31, 1999)
================================================================================


                                                               Dollar
                                                              Amounts
                                                             In Millions
                                                             -----------


Current Assets                                               $       480
Net PP&E                                                           4,400
Deferred Charges And Other                                           130
Goodwill                                                           1,140
                                                             -----------
  Total Assets                                               $     6,150
                                                             ===========

Current Liabilities                                          $       430
Total Debt                                                         1,320
Deferred Credits And Taxes                                           510
Shareholders' Equity                                               3,890
                                                             -----------
  Total Liabilities And Equity                               $     6,150
                                                             ===========
Debt/Total Capitalization                                            25%



(1) Please refer to the disclosure statement presented on page 2 of the presentation. A number of risks could materialize that could cause actual balance sheet figures to differ materially from this forecast, including the amount of capital expenditures actually incurred prior to year-end, working capital variations as a result of changes in rig activity levels and the other information presented in "Disclosure Regarding Forward - Looking Statements" (page 31), "Risk Factors" (page 33) and elsewhere in the joint proxy statement/prospectus and the documents incorporated by reference therein.



                                                          Transocean Sedco Forex

                                   SLIDE - 30

                     Forecast Debt Structure - Post Merger
                             (At December 31, 1999)
================================================================================

                                                               Interest Rate
                                                               -------------
o $400 Million Term Loan                                         L + 55 BPS

o $90 Million Trident Leases                                     7.55%

o $200 Million 30-Year Debentures                                8.00%

o $100 Million 30-Year/Put 10 Notes                              7.45%

o $30 Million Senior Notes ($21 Million O/S)                     6.90%

o $540 Million Revolver ($282 Million O/S)                       L + 25 BPS

o $227 Million Lease Securitization Facility                     7.25%


                Total Forecast Debt Outstanding: $1,320 Million


                                                          Transocean Sedco Forex


                                   SLIDE - 31

                           Summary Pro Forma Combined
                            Cash Flows And Earnings
================================================================================
             (Dollar amounts in millions, except per share amounts)

                                                                6 Months
               Pro Forma Transocean                               Ended
                    Sedco Forex                  1998            6/30/99
         --------------------------------        ----           --------
         Revenue                                $2,180           $ 894

         EBITDA                                  1,079             364

         Earnings From Operations                  798             220
                                                ------           -----
         Net Income                             $  662           $ 176
                                                ======           =====
         Cash Flow                              $  943           $ 320
                                                ======           =====
         Earnings Per Share                     $ 3.15           $0.84
                                                ======           =====


                                                          Transocean Sedco Forex

                                   SLIDE - 32

                           Summary Pro Forma Combined
                            Cash Flows And Earnings
================================================================================
             (Dollar amounts in millions, except per share amounts)

                                                                       6 Months
                Pro Forma Transocean                                    Ended
                    Sedco Forex                             1998       6/30/99
----------------------------------------------------     ----------   ----------
Revenue                                                  $    2,180   $      894

EBITDA                                                        1,079          364

Earnings From Operations                                        798          220
                                                         ----------   ----------
Net Income                                               $      662   $      176
                                                         ==========   ==========
Cash Flow                                                $      943   $      320
                                                         ==========   ==========
Earnings Per Share                                       $     3.15   $     0.84
                                                         ==========   ==========

Adjustments
Related Party Transaction Elimination (Insurance)        $       55   $       18
Sedco Forex Depreciation Adjustment                              62           30
Provisions and Writedowns (after tax)                            20           33
Income Taxes On Adjustments (assumes 10% tax rate)              (12)          (5)
                                                         ----------   ----------
   Total                                                        125           76

Adjusted Net Income                                      $      788   $      252
                                                         ==========   ==========
Adjusted Cash Flow                                       $    1,048   $      363
                                                         ==========   ==========
Adjusted EPS                                             $     3.75   $     1.21
                                                         ==========   ==========
Transocean EPS (Diluted)                                 $     3.41   $     1.41
                                                         ==========   ==========

                                                          Transocean Sedco Forex


                                   SLIDE - 33

                         Other Financial Considerations
===============================================================================

 o   No Significant Consolidation Savings in 2000
     -Integration Process
        *IT Infrastructure
        *Accounting And Purchasing Systems
        *Engineering Support For Construction Program
        *Schlumberger Transition Services
        *Movement Of Personnel

 o   Will Change Estimated Lives On Sedco Rigs

 o   Pro Forma Combined Effective Tax Rate



                                                          Transocean Sedco Forex


                                   SLIDE - 34

                              Financial Reporting
================================================================================

     o 1999 Reported Results
       - Income Statement:
           * TSF = Sedco Forex, Not Transocean Offshore
           * Not Sedco Forex And Transocean Offshore
           * Transocean Offshore Alone Will Not Be Published

       - Balance Sheet:
           * TSF Will Equal Sedco Forex And Transocean Offshore

     o Historic Comparisons Will Have Little Meaning
       - Quarter to Quarter
       - Year to Year



                                                          Transocean Sedco Forex


                                   SLIDE - 35

                            Wall Street Expectations

                              TSF Reported Results
================================================================================

RIG Historic Results Will Disappear Post-Merger.

[BAR CHART DEPICTS TRANSOCEAN OFFSHORE INC. HISTORICAL EARNINGS PER SHARE FOR THE FIRST THREE QUARTERS OF 1999 AND THE FIRST CALL ESTIMATE(1) OF PROJECTED FOURTH QUARTER AND FULL YEAR 1999 EARNINGS PER SHARE ($0.30 AND $2.17, RESPECTIVELY). THE HISTORICAL INFORMATION IS SHOWN AS CROSSED-THROUGH TO INDICATE THAT RIG HISTORIC RESULTS WILL DISAPPEAR POST-MERGER]

(1) Represents a consensus view of analysts' estimates prepared by third parties for which RIG assumes no responsibility. RIG undertakes no obligation to review or confirm this or other analysts' expectations or estimates regarding RIG or the combined Transocean Sedco Forex company.


                                                          Transocean Sedco Forex


                                   SLIDE - 36

                            Wall Street Expectations
================================================================================


[TWO BAR CHARTS ARE PRESENTED:

(1) THE FIRST BAR CHART DEPICTS TRANSOCEAN OFFSHORE INC. HISTORICAL EARNINGS
PER SHARE FOR THE FIRST THREE QUARTERS OF 1999 AND THE FIRST CALL ESTIMATE(1) OF PROJECTED FOURTH QUARTER AND FULL YEAR 1999 EARNINGS PER SHARE ($0.30 AND $2.17, RESPECTIVELY). THE HISTORICAL INFORMATION IS SHOWN AS CROSSED-THROUGH TO INDICATE THAT RIG HISTORIC RESULTS WILL DISAPPEAR POST-MERGER

(2) THE SECOND BAR CHART DEPICTS SEDCO FOREX HISTORICAL UNAUDITED EARNINGS PER SHARE FOR THE FIRST SIX MONTHS OF 1999 DIVIDED BY AN ASSUMED MERGER EXCHANGE RATIO OF 0.2, WHICH WILL BECOME THE HISTORICAL EARNINGS PER SHARE OF TRANSOCEAN SEDCO FOREX AFTER THE MERGER, AND ILLUSTRATES THE LACK OF A FIRST CALL ESTIMATE FOR TRANSOCEAN SEDCO FOREX FOR FOURTH QUARTER AND FULL YEAR 1999]


o        1999 reported results will have little value

         -    historic comparisons meaningless

         -    significant adjustments to normalize

         -    merger related costs will distort numbers

o        Focus on future of new TSF


                                                          Transocean Sedco Forex


                                   SLIDE - 37

                          Long-Term Contracts In Place
================================================================================


[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART ON THIS SLIDE]

                          Under Contract Until (approximate quarter)
                          ------------------------------------------
Enterprise                Commencing 4Q 1999, terminating 4Q 2004
Spirit                    Commencing 2Q 2000, terminating 1Q 2005
Express                   Commencing 2Q 2000, terminating 1Q 2003
Energy                    Commencing 2Q 2000, terminating 1Q 2005
Cajun Express             Commencing 3Q 2000, terminating 3Q 2003
Deep Seas                 Commencing 4Q 2000, terminating 4Q 2005
Marianas                  In place, terminating 4Q 2004
Searcher                  In place, terminating 3Q 2003
Winner                    In place, terminating 3Q 2003
Sedco 707                 In place, terminating year-end 2002
Sedco 709                 In place, terminating 2Q 2002
Sedco 706                 In place, terminating 2Q 2002
Seven Seas                In place, terminating 1Q 2002
Arctic                    In place, terminating 1Q 2002
P. Pioneer                In place, terminating 3Q 2001
Wildcat                   In place, terminating 3Q 2001
Amirante                  In place, terminating 1Q 2001


Firm Contracts in Place Total $3.2 Billion in Revenues


                                                          Transocean Sedco Forex


                                   SLIDE - 38

                       Operating Leverage Is Substantial
================================================================================


[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART ON THIS SLIDE]

Impact Of $10,000/Day Rate Increase(1)


                                 Operating Income                EPS(2)
                                 ----------------                ------
Jackups                               $ 47                       $0.17
Floaters                              $123                       $0.45
Total                                 $169                       $0.62


(1) 80% Utilization Assumption

(2) 22.5% Tax Rate Assumption




                                                          Transocean Sedco Forex


                                   SLIDE - 39

                           Newbuild Delivery Schedule
================================================================================

                                          Estimated
                                           Cost(1)         Contract   Estimated
Newbuild Project        Customer        ($ Millions)        Terms      Delivery
----------------        --------        ------------       --------   ---------
Discoverer Spirit        Unocal             $358            5 Years    2Q 2000
Discoverer Deep Seas    Chevron             $355            5 Years    3Q 2000
Sedco Express             Elf               $298            3 Years   1Q/2Q 2000
Cajun Express           Marathon            $264            3 Years   2Q/3Q 2000
Sedco Energy             Texaco             $307            5 Years   1Q/2Q 2000
Trident 20               Mobil              $132            5 Years    4Q 2000

(1) Factors such as the availability of qualified shipyard personnel, the delay of ordered materials and equipment and other factors presented in "Disclosure Regarding Forward-Looking Statements" (page 31), "Sedco Forex MD&A" (page 94) and elsewhere in the joint proxy statement/prospectus and the documents incorporated by reference therein could contribute to cost variations.

                                                          Transocean Sedco Forex


                                   SLIDE - 40

                            Sedco Newbuild Contracts
================================================================================


  o    Cajun Express                             o    Sedco Express
       -    Customer is Marathon                      -    Customer is Elf
       -    Contract term - 3 years                   -    Contract term - 3 years
       -    Cancellation provisions                   -    Cancellation provisions
            *    late delivery March 31, 2001              *    late delivery May 28, 2000


  o    Sedco Energy                              o    Trident 20
       -    Customer is Texaco                        -    Customer is Mobil
       -    Contract term - 5 years                   -    Contract term - 3 to 5 years
       -    Cancellation provisions                   -    Late delivery February 12, 2002
            *    late delivery of more than two
                 months reduces contract term
            *    no cancellation provision


                                                          Transocean Sedco Forex


                                   SLIDE - 41

                              Capital Expenditures
                          (Dollar amounts in millions)
================================================================================


[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THIS SLIDE]



  $59         $19       $213       $406        $520       $570         $450
-------     -------   -------     -------    -------   -----------  -----------
1994(1)     1995(1)   1996(1)     1997(1)    1998(1)   1999P(1)(2)  2000P(2)(3)

Estimated Combined Annual Maintenance Capital Expenditures:  $110 Million

(1) Amounts for Transocean.

(2) Denotes presently planned/estimated capital expenditure levels. Actual levels may vary materially and will be subject largely to future contract requirements, the need to replace equipment on existing drilling units and other future capital needs which are beyond the control of the Company. Please refer to the joint proxy statement/prospectus for a fuller discussion of the factors that could cause actual expenditures to differ from planned/estimated levels.

(3) Amounts for Transocean Sedco Forex.


                                                          Transocean Sedco Forex

                                   SLIDE - 42

                                   Total Debt
================================================================================

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THIS SLIDE. SUPERIMPOSED ACROSS THE CHART IS A LINEAR GRAPH DEPICTING THE PERCENTAGE THAT TOTAL DEBT REPRESENTS OF TOTAL CAPITALIZATION. THE DATA IS DERIVED FROM TRANSOCEAN OFFSHORE INC. HISTORICAL BALANCE SHEET INFORMATION THROUGH 1998 AND A PROJECTED BALANCE SHEET FOR THE COMBINED COMPANIES AT YEAR-END 1999]


  Year            Debt (Dollar Amounts in Millions)    Debt/Total Capitalization
  ----            ---------------------------------
1994(1)                          $30                              8.6%
1995(1)                          $30                              7.6%
1996(1)                         $420                             20.5%
1997(1)                         $733                             31.1%
1998(1)                         $833                             29.6%
1999P(2)                      $1,320                             25.5%

(1) Amounts for Transocean.

(2) Amounts for Transocean Sedco Forex.


                                                          Transocean Sedco Forex
                                   SLIDE - 43

                               Financial Summary
===============================================================================


    o  Transocean Sedco Forex Will Have Exceptional Financial Strength

       - Low Debt To Total Capitalization

       - Substantial Contract Backlog

       - Effective Access To Equity Markets

       - Solid Investment - Grade Debt Rating

       - Efficient Tax Structure

    o  Tremendous Operating Leverage Combined With...

       - Deepwater Operating Expertise And Experience

       - Best High Specification Fleet

    o  Transocean Sedco Forex Is The Contractor Of Choice

       - For Customers

       - For Employees

       - For Investors

                                                          Transocean Sedco Forex


                                   SLIDE - 44

Transocean Sedco Forex                                             November 1999

                      The World's Leading Offshore Driller

[Photograph of the drillship Discoverer Enterprise]

[Photograph of the Sedco Express-class semisubmersible Sedco Express]

                          Victor E. Grijalva, Chairman
           J. Michael Talbert, President and Chief Executive Officer
      Robert L. Long, Executive Vice President and Chief Financial Officer

                                   SLIDE - 45